UNITED STAES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

                           Filed by Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                       [  ] Preliminary Proxy Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ X ] Definitive Proxy Statement
                      [ ] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to Sec. 240.14a-12

                              THE DENALI FUND INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               Payment of Filing Fee (Check the appropriate box):

                             [ X ] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transactions applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

              [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

[GRAPHIC OMITTED][GRAPHIC OMITTED]                          The Denali Fund Inc.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on April 24, 2009



To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of The Denali Fund Inc., a Maryland corporation (the "Fund"), will be held at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona 85016 at 9:00 A.M. Mountain Standard Time (local time), on April 24, 2009.

MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS OF THE FUND:

     1.   The election of Directors of the Fund (Proposal 1);

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on February 25, 2009, as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. The Proxy Statement, Notice of Annual Meeting, and proxy card are first being mailed to stockholders on or about March 18, 2009.


                                        By Order of the Board of Directors,

                                        /s/ Stephanie Kelley

                                        STEPHANIE KELLEY

                                        Secretary

March 13, 2009









--------------------------------------------------------------------------------
EVEN IF YOU PLAN TO ATTEND THE MEETING, STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD (UNLESS AUTHORIZING THEIR PROXY VIA TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


  Registration                                      Valid Signature

  Corporate Accounts
  (1)  ABC Corp.                                    ABC Corp.
  (2)  ABC Corp.                                    John Doe, Treasurer
  (3)  ABC Corp., c/o John Doe Treasurer            John Doe
  (4)  ABC Corp. Profit Sharing Plan                John Doe, Trustee

  Trust Accounts
  (1)  ABC Trust                                    Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee, u/t/d 12/28/78         Jane B. Doe

  Custodian or Estate Accounts
  (1)  John B. Smith, Cust.,                        John B. Smith
       f/b/o John B. Smith, Jr. UGMA
  (2)  John B. Smith                                John B. Smith, Jr., Executor

[GRAPHIC OMITTED][GRAPHIC OMITTED]                          The Denali Fund Inc.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 24, 2009


                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for The Denali Fund Inc., a Maryland corporation ("DNY" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's board of directors (collectively, the "Board" and individually, the "Directors") for use at the annual meeting of stockholders of the Fund to be held on April 24, 2009, at 9:00 a.m. Mountain Standard Time (local time), at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona 85016, and at any adjournments and postponements thereof (the "Meeting").

     A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations may be made, beginning on or about March 18, 2009, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, email, or personal interviews conducted by officers of the Fund and BNY Mellon Shareowner Services, the transfer agent of the Fund. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on February 25, 2009 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Fund provides Annual and Semi-Annual reports to stockholders. Additional copies of the Fund's most recent Annual Report are available upon request, without charge, by writing to The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling (877) 561-7914. The report is also viewable online at the Fund's website at www.thedenalifund.com. The report is not to be regarded as proxy solicitation material.

     One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders. The Fund will undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder who contacts the Fund in writing, or by phone, as stated above. Similarly, stockholders sharing an address can request single copies of a future proxy statement or annual report by contacting the Fund in writing or by contacting the Fund's transfer agent.

     Boulder Investment Advisers, L.L.C. ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers." Fund Administrative Services, L.L.C. ("FAS"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and ALPS Fund Services, Inc. ("ALPS"), 1290 Broadway, Suite 1100, Denver, Colorado 80203, serve as co-administrators to the Fund. BNY Mellon Shareowner Services ("BNY Mellon") acts as the transfer agent for the Fund and is located at P.O. Box 358015, Pittsburgh, PA 15252-8015. The Bank of New York Mellon ("BONYM") acts as the auction agent for the Fund's preferred shares and is located at 706 Madison Avenue, New York, NY 10021.

     If the enclosed proxy is properly executed and returned by April 24, 2009 in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each Proposal and, in the discretion of the proxy holders on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's secretary at the above address prior to the date of the Meeting.

     The Fund has two classes of stock: common stock, par value $0.0001 per share (the "Common Stock"), and preferred stock, par value $0.0001 per share (the "Preferred Stock"). The Common Stock and Preferred Stock, respectively, are collectively referred to herein as the "Shares". On the Record Date, the following number of Shares of the Fund were issued and outstanding:


          Common  Stock                             Preferred Stock
           Outstanding                                Outstanding
        -----------------                         -------------------
            4,157,117                                    1,680


     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Fund's bylaws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting (including a quorum of the Preferred Stock with respect to the election of Directors to be elected separately by the Preferred Stock), or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the Chairman of the Meeting or the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. If submitted to Stockholders, any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.


                                        Number of Common      Number of Common     Percentage of Common
                                         Shares Directly    Shares Beneficially     Shares Beneficially
Name of Owner                                 Owned                Owned                   Owned
--------------------------------------- ------------------ ----------------------- ----------------------
--------------------------------------- ------------------ ----------------------- ----------------------
Lola Brown Trust  No. 1B*                   3,010,495            3,010,495                72.42%
Alaska Trust Company*                           0                   0**                   72.42%
Stewart West Indies Trust*                      0                   0**                   72.42%
--------------------------------------- ------------------ ----------------------- ----------------------
--------------------------------------- ------------------ ----------------------- ----------------------
Aggregate   Shares  Owned  by  Horejsi      3,010,495            3,010,495                72.42%
Affiliates (defined below)+
--------------------------------------- ------------------ ----------------------- ----------------------


* The address of each is c/o Alaska Trust Company, 1029 West 3rd Avenue, Suite 400, Anchorage, AK 99503.

** Excludes shares owned by the Lola Brown Trust No. 1B (the "Trust"). Alaska Trust Company ("ATC") serves as a co-trustee of the Trust. ATC is a trust company organized under the laws of Alaska; 98% of its outstanding shares are owned by Stewart West Indies Trust ("SWIT"), an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue; Douglas J. Blattmachr, President of ATC, owns 2% of the outstanding shares of ATC. SWIT is also the sole owner of SIA, the Fund's co-adviser. The officers and directors of ATC are Mr. Blattmachr (President and Director), Stephen C. Miller (Vice President and Director), Brandon Cintula (Vice President and Director), Larry L. Dunlap (Director) and Richard Thwaites
     (Secretary/Treasurer and Director). ATC and its officers and directors disclaim beneficial ownership of shares owned by the Trust. SWIT disclaims beneficial ownership of shares owned by the Trust. Together with Mr. Dunlap and ATC, Ms. Ciciora is a trustee of the Trust and also one of the beneficiaries of the Trust. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Ms. Ciciora and Mr. Dunlap each disclaim beneficial ownership of such shares.

+ As stated in Schedule 13D Amendment No. 17 filed by the Trust with the Securities and Exchange Commission on November 20, 2008.

     The following table sets forth certain information regarding the beneficial ownership of the Preferred Stock as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Preferred Stock.


                                            Number of       Number of Preferred        Percentage of
                                        Preferred Shares    Shares Beneficially      Preferred Shares
Name of Owner                            Directly Owned            Owned            Beneficially Owned
--------------------------------------- ------------------ ----------------------- ----------------------
--------------------------------------- ------------------ ----------------------- ----------------------
Merrill Lynch,  Pierce Fenner & Smith,          0                   187                    11.1%
Incorporated +
--------------------------------------- ------------------ ----------------------- ----------------------


+ As stated in Schedule 13G filed with the Securities and Exchange Commission on January 12, 2009.

     For ease of reference, the Trust, ATC and SWIT, as well as other trusts and entities associated with the Horejsi family, are collectively referred to as the "Horejsi Affiliates." Information as to beneficial ownership above has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 4,156,097 shares, or 99.98% of Common Stock outstanding of the Fund and 1,680 shares, or 100% of Preferred Stock outstanding.

     As of the Record Date, the Trust, executive officers and directors of the Fund, as a group, owned 3,014,195 shares of Common Stock and do not own any Preferred Stock .

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:


                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Board is divided into three classes (Class I, Class II, and Class III). Holders of the outstanding Common Stock and Preferred Stock vote together as a single class to elect one Class I Director, one Class II Director, and one Class III Director. Holders of the Preferred Stock vote as a separate class to elect one Class II Director and one Class III Director. One class of Directors is normally elected at each annual meeting of the stockholders to serve a three-year term. At the Annual Meeting of Stockholders held on October 26, 2007, Dean L. Jacobson and Susan L. Ciciora were elected as Class III Directors with a term set to expire in 2008. However, the Fund postponed its 2008 annual meeting of stockholders until April 24, 2009. Accordingly, because no annual meeting of stockholders was held during 2008 for the purpose of electing Class III Directors to the Fund, the terms of Dr. Jacobson and Ms. Ciciora "carried over" until the 2009 Annual Meeting of Stockholders. Therefore, it is necessary to elect two Class III Directors, with terms to expire in two years (2011), as well as one Class I Director, with a term to expire in 2012. No Class II Directors are up for election at this Meeting. This will retain the characteristic of the staggered Board of Directors such that the Class I Director will serve until his successor is duly elected and qualified in 2012, the Class II Directors will serve until their successors are duly elected and qualified in 2010, and the Class III Directors will serve until their successors are duly elected and qualified in 2011. Each Class of Directors serves a three-year term.

     The Fund's annual meeting of stockholders in 2008 was postponed until April 24, 2009 so as to have its annual meeting coincide with two other closed-end funds that are under common investment management and administration with the Fund. The Fund hopes to achieve some cost savings for the stockholders in terms of preparing, printing, and disseminating a proxy statement, legal and administrative costs and the costs of hosting a stockholder meeting (i.e., facilities and equipment, etc.). Thus, the Fund should benefit on an ongoing basis from this one-time "adjustment" of the meeting date to elect Directors.

     The Board has nominated the following Director nominees to stand for election and serve terms as follows:

                    ----------------------------- ------------------------------
                               Class I                       Class III
                               2009-12                        2009-11
                    ----------------------------- ------------------------------
Susan L. Ciciora*+                                               X
Dean L. Jacobson                                                 X
Joel W. Looney                    X

                    ----------------------------- ------------------------------
* "Interested" director as that term is defined in the Investment Company Act of 1940, as amended.

+ This director is elected by the holders of Preferred Stock pursuant to the Fund's Articles Supplementary.


     Holders of the Common Stock and Preferred Stock as of the Record Date are entitled to vote on the election of Messrs. Looney and Jacobson, and only the Preferred Stock holders as of the Record Date are entitled to vote on the election of Ms. Ciciora. The above nominees have consented to serve as Directors if elected at the Meeting for the term as indicated above. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors:



------------------------------ ------------------------ ---------------------------------------------- --------------------
                                 Position, Length of                                                      Number of Funds
                                Term Served, and Term         Principal Occupation(s) and Other          in Fund Complex+
Name, Address*, Age                   of Office         Directorships Held During the Past Five Years  Overseen by Director
------------------------------ ------------------------ ---------------------------------------------- --------------------
Independent Directors
------------------------------ ------------------------ ---------------------------------------------- --------------------
Joel W. Looney                 Class I Director and     Partner (since 1999), Financial Management               4
                               Chairman of the Board    Group, LLC (investment adviser); Director
Chairman                       of the Fund since        (since 2001), Boulder Total Return Fund,
                               2007. Current Nominee    Inc.; Director (since 2002) and Chairman
Age:  47                       for a term to expire     (since 2003), Boulder Growth & Income Fund,
                               at the 2012 annual       Inc.; Director and Chairman (since 2003),
                               meeting.                 First Opportunity Fund, Inc.


Dr. Dean L. Jacobson           Class III Director of    Founder and President  (since 1989,)                     4
                               the Fund since 2007.     Forensic Engineering, Inc. (engineering
Age: 70                        Current Nominee for a    investigations); Professor Emeritus (since
                               term to expire at the    1997), Arizona State University; Director
                               2011 annual meeting.     (since 2004), Boulder Total Return Fund,
                                                        Inc.; Director (since 2003), First
                                                        Opportunity Fund, Inc.; Director (since
                                                        2006), Boulder Growth & Income Fund, Inc.


Richard I. Barr                Class II Director of     Retired (since 2001). Manager (1963-2001),               4
                               the Fund since 2007.     Advantage Sales and Marketing, Inc. (food
Age:  71                       Current term expires     brokerage); Director (since 1999) and
                               at the 2010 annual       Chairman (since 2003), Boulder Total Return
                               meeting.                 Fund, Inc.; Director (since 2001), First
                                                        Opportunity Fund, Inc.; Director (since
                                                        2002), Boulder Growth & Income Fund, Inc.

------------------------------ ------------------------ ---------------------------------------------- --------------------
Interested Directors**
------------------------------ ------------------------ ---------------------------------------------- --------------------
John S. Horejsi***             Class II Director of     Director (since 1997), Horejsi Charitable                4
                               the Fund since 2007.     Foundation (private charitable foundation);
Age: 41                        Current term expires     Director (since 2004), Boulder Growth &
                               at the 2010 annual       Income Fund, Inc.; Director (since 2006),
                               meeting.                 Boulder Total Return Fund, Inc.; Director
                                                        (since 2006), First Opportunity Fund, Inc.


Susan L. Ciciora***            Class III Director of    Trustee, Lola Brown Trust No. 1B (since                  4
                               the Fund since 2007.     1994) and the Ernest Horejsi Trust No. 1B
Age: 44                        Current nominee for a    (since 1992); Director (since 1997), Horejsi
                               term to expire at the    Charitable Foundation, Inc. (private
                               2011 annual meeting.     charitable foundation); Director (since
                                                        2001), Boulder Total Return Fund, Inc.;
                                                        Director (since 2006), Boulder Growth &
                                                        Income Fund, Inc.; Director (since 2003),
                                                        First Opportunity Fund, Inc.


* The Directors' respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

** Mr. Horejsi and Ms. Ciciora are each "interested persons" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS and, with respect to Ms. Ciciora only, SIA.

***  Mr. Horejsi and Ms. Ciciora are siblings.

+ Includes the Fund, Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and First Opportunity Fund, Inc.

----------------------------

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on February 9, 2009. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- --------------------------------------------------------------
                                  Position, Length of
Name, Address*, Age            Term Served, and Term of       Principal Occupation(s) and Other Directorships held
                                        Office                             During the Past Five Years
------------------------------ -------------------------- --------------------------------------------------------------
Stephen C. Miller              President of the Fund      President  and General  Counsel  (since 1999),  BIA;  Manager
                               since 2007.  Appointed     (since  1999),   FAS;  Vice  President  (since  1999),   SIA;
Age:  56                       annually.                  Director  (1999-2004)  and President  (since  1999),  Boulder
                                                          Total Return Fund, Inc.;  Director  (2002-2004) and President
                                                          (since 2002),  Boulder Growth & Income Fund,  Inc.;  Director and Chairman  (2003-2004) and President  (since 2003),  First
                                                          Opportunity    Fund,   Inc.;    Chief   Compliance    Officer
                                                          (2004-2007); Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns                  Chief Financial Officer,   Vice  President and Treasurer  (since 1999),  BIA;  Assistant
                               Chief Accounting           Manager (since 1999), FAS; Vice President,  Treasurer,  Chief
Age: 46                        Officer, Vice President    Financial Officer and Chief Accounting Officer,  (since 1999)
                               and Treasurer since        Boulder  Total  Return  Fund,  Inc.  , (since  2002)  Boulder
                               2007.  Appointed           Growth  &  Income   Fund,   Inc.,   and  (since  2003)  First
                               annually.                  Opportunity Fund, Inc.

Joel L. Terwilliger            Chief Compliance Officer   Associate  General Counsel (since 2006) and Chief  Compliance
                               since 2007. Appointed      Officer  (since 2007),  BIA,  SIA, FAS,  Boulder Total Return
Age:  40                       annually.                  Fund,  Inc.,  Boulder  Growth & Income  Fund,  Inc, and First
                                                          Opportunity  Fund,  Inc.;  Senior   Associate/Legal   Counsel
                                                          (2002-2006), Great-West Life & Annuity Insurance Company and
                                                          affiliated companies.

Stephanie J. Kelley            Secretary since 2007.      Secretary  (since  2000),  Boulder  Total Return Fund,  Inc.;
                               Appointed annually.        Secretary  (since 2002),  Boulder Growth & Income Fund, Inc.;
Age:  52                                                  Secretary  (since  2003),   First   Opportunity  Fund,  Inc.;
                                                          Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; employee (since
                                                          1999), FAS.

Nicole L. Murphey              Vice President since       Vice President  (since 2008) and Assistant  Secretary  (since
                               2008; Assistant            2000),  Boulder  Total  Return  Fund,  Inc.;  Vice  President
Age:  32                       Secretary since 2007.      (since 2008) and Assistant  Secretary  (since 2002),  Boulder
                               Appointed annually.        Growth & Income Fund,  Inc.; Vice President  (since 2008) and
                                                          Assistant  Secretary (since 2003),  First  Opportunity  Fund,
                                                          Inc.; employee (since 1999), FAS.


* Unless otherwise specified, the Officers' respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.


     Set forth in the following table are the current Directors and nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by the Advisers).



---------------------------------------------------------------------------------------------------------
                                   OWNERSHIP OF THE FUND BY DIRECTORS
-------------------------------------- -------------------------------- ---------------------------------
                                                                         Aggregate Dollar Range of Equity
                                           Dollar Range of Equity        Securities in All Funds in the
  Independent Directors and Nominees       Securities in the Fund        Family of Investment Companies
-------------------------------------- -------------------------------- ---------------------------------
           Richard I. Barr                            $0                         Over $100,000
           Joel W. Looney                      $10,001 to $50,000                Over $100,000
           Dean L. Jacobson                    $10,001 to $50,000                $10,001 to $50,000
-------------------------------------- -------------------------------- ---------------------------------
  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------
           John S. Horejsi                      Over $100,000+                   Over $100,000
           Susan L. Ciciora                     Over $100,000+                   Over $100,000


+ 3,010,495 Shares of the Fund are held by the Trust. Ms. Ciciora is a trustee and beneficiary under the Trust and John Horejsi is a beneficiary under the Trust. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of the Shares held by the Trust. Ms. Ciciora and Mr. Horejsi disclaim all such beneficial ownership. Neither Ms. Ciciora nor Mr. Horejsi directly owns any Shares of the Fund.

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended October 31, 2008. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Non-interested Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with Board meetings.


                                               Aggregate
                                              Compensation       Total Compensation from
Name of  Person  and  Position  with the     from the Fund      the Fund and Fund Complex
Fund                                       Paid to Directors        Paid to Directors
----------------------------------------- ------------------- ----------------------------
Richard I. Barr, Director                      $17,000                  $82,000
                                                                       (4 funds)

Dr. Dean L. Jacobson, Director                 $17,000                  $79,000
                                                                       (4 funds)

Joel W.  Looney,  Director  and Chairman       $21,000                  $91,000
of the Board                                                           (4 funds)

Susan L. Ciciora, Director                        $0                      $0

John S. Horejsi, Director                         $0                      $0


     Each Director of the Fund who was not a Director, officer, employee or affiliate of the Advisers or FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board receives $1,000 per meeting and the Chairman of the Audit Committee receives $1,000 per meeting of the Audit Committee. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held six meetings (three of which were held by telephone conference call) during the fiscal year ended October 31, 2008. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended October 31, 2008 amounted to $55,000.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and amended the Charter on January 25, 2008 to add the Fund. The Board of Directors adopted minor revisions to the Charter on February 9, 2009.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Barr, Jacobson and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met once during the fiscal year ended October 31, 2008.

     In connection with the audited financial statements as of and for the period ended October 31, 2008, included in the Fund's Annual Report for the period ended October 31, 2008 (the "Annual Report"), at meetings held on January 19, 2009 and again on February 9, 2009, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:  Richard
I. Barr, Dean L. Jacobson, and Joel W. Looney.

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson and Barr, which Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met on February 23, 2009 with regard to the nomination of the Director nominees set forth in the proposal above. The Nominating Committee did not meet during the fiscal year ended October 31, 2008. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.thedenalifund.com.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be mailed to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the October 26, 2007 Annual Meeting of Stockholders. As discussed above, the Fund did not have an annual meeting of stockholders in 2008.

     Vote Required. The election of Messrs. Looney and Jacobson as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock and Preferred Stock at the Meeting in person or by proxy on Proposal 1. The election of Ms Ciciora as Director of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of Preferred Stock at the Meeting in person or by proxy on Proposal 1. Mr. Looney would serve a three-year term for re-election in 2012 as a Class I Director, and Ms. Ciciora and Dr. Jacobson would serve a two-year term for re-election in 2011 as Class III Directors. Holders of record of Shares at the close of business on the Record Date will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2010 annual meeting of stockholders, the stockholder proposal must be addressed to, and received by the Fund not earlier than October 14, 2009 and not later than November 13, 2009. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and
(iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's Bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 p.m. Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's Bylaws,  such  stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination, (E) the extent to which such individual (including such individual's principals) has entered into any hedging transaction or ther arrangement with the effect or intent of mitigating ot otherwise managing profit, loss or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such individual (including such individual's principals), or increasing or decreasing the voting power of such individual (including such individual's principals), including independently verifiably information in support of the foregoing, (F) the investment strategy or objective - including any related disclosure documents or other independently verifiable information in support of the foregoing - for such individual (including such individual's principals), and (G) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the applicable Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the applicable Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the applicable Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person. Joint notices to the Funds are not permissible; stockholders may not submit more than one notice (plus the required additional documentation) for more than one Fund.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on November 10, 2008, the Audit Committee, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected, and the Board ratified, Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund's independent registered public accounting firm for the Fund's fiscal year ending October 31, 2009. Deloitte served as the Fund's independent accountants for the Fund's fiscal year ending October 31, 2008. Briggs, Bunting & Dougherty LLP ("BB&D") served as independent accountants for the Fund's fiscal year ending October 31, 2007. BB&D's reports on the financial statement for the year immediately preceding their termination contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year immediately preceding BB&D's termination, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund's fiscal year ending October 31, 2008, and from BB&D for the Fund's fiscal year ending October 31, 2007.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*         All Other Fees+
             --------------------- -------------------- -------------------- ------------------- --------------------
                  10/31/2007             $32,500                $0                 $4,500              $6,250

                  10/31/2008             $30,350                $0                 $7,250              $5,000


* "Tax Fees" are those fees billed to the Fund by Deloitte or BB&D in connection with tax consulting services, including primarily the review of the Fund's income tax returns, excise tax returns and Maryland property tax returns.

+ This fee pertains to those fees billed to the Fund by Deloitte or BB&D in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.


     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide ongoing services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal year ending October 31, 2008 and for which BB&D billed the Fund fees for the fiscal year ending October 31, 2007 were pre-approved by the Audit Committee.

     Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended October 31, 2008, Deloitte did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. For the twelve months ended October 31, 2008, the Horejsi Affiliates paid $0 to Deloitte for their services. For the twelve months ended October 31, 2007, the Horejsi Affiliates paid $0 to BB&D. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers, and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast, abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the "votes cast" on the particular issue. However, with respect to all the Proposals contained in this Proxy Statement, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote "against" the respective proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.

















--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE MEETING, STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD (UNLESS AUTHORIZING THEIR PROXY VIA TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                              The Denali Fund Inc.

                                      PROXY


                              THE DENALI FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of The Denali Fund Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Arizona Biltmore Resort & Spa. 2400 East Missouri Avenue, Phoenix, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2009, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES IN PROPOSAL 1. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
 1.          Election of  Directors:  Nominees  are:  Joel W. Looney and    FOR____        WITHHOLD___        FOR ALL EXCEPT ___
             Dean L. Jacobson
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
ELECTION OF ALL THE NOMINEES.
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [APS PROXY CARD]

                                      PROXY


                              THE DENALI FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Auction Preferred Stock ("APS") of The Denali Fund Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen
C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2009, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES IN PROPOSAL 1. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
 1.          Election  of  Directors:  Nominees  are:  Joel  W.  Looney,    FOR____        WITHHOLD___        FOR ALL EXCEPT ___
             Dean L. Jacobson and Susan L. Ciciora
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
ELECTION OF ALL THE NOMINEES.

----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------